UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2014 (June 6, 2014)

INTERNATIONAL METALS STREAMING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-182629	45-5634033
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12303 Airport Way, Suite 200 Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 327-1497

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Effective June 6, 2014, the registrant dismissed Gumbiner Savett Inc. (“Gumbiner Savett”) as its independent auditor. Gumbiner Savett was engaged on November 1, 2013, and did not audit the registrant’s financial statements for the fiscal year ended December 31, 2013, or issue any report in connection therewith, prior to its dismissal.

From its engagement through the date of the filing of this report, there were: (i) no disagreements between the registrant and Gumbiner Savett on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Gumbiner Savett, would have caused Gumbiner Savett to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

On June 6, 2014, the registrant engaged Cutler & Co., LLC (“Cutler & Co.”) as its independent registered accounting firm. During its most recent fiscal year ended December 31, 2013 and the subsequent interim period through the engagement of Cutler & Co. on June 6, 2014, the registrant did not consult with Cutler & Co. on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the registrant’s financial statements, and Cutler & Co. did not provide either a written report or oral advice to the registrant that was an important factor considered by the registrant in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The registrant provided Gumbiner Savett a copy of the disclosures contained herein and requested that Gumbiner Savett furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Gumbiner Savett agrees with the statements in this Item 4.01. A copy of the letter dated June 13, 2014, furnished by Gumbiner Savett in response to such request, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description
16.1	Letter from Gumbiner Savett Inc. dated June 13, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL METALS STREAMING CORP.
(Registrant)

Date: June 13, 2014	By:	/s/ Kyle Floyd
Kyle Floyd
Chief Executive Officer

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